EXHIBIT 99.1

LETTER OF TRANSMITTAL
for
Tender of All Outstanding 8% Senior Notes due 2018
in Exchange for
New 8% Senior Notes due 2018
which have been registered under the Securities Act of 1933, as amended of
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HOLDING COMPANY II, INC.
Tender of All Outstanding 7.750% Senior Notes due 2019
in Exchange for
New 7.750% Senior Notes due 2019
which have been registered under the Securities Act of 1933, as amended of
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HOLDING COMPANY II, INC.
Tender of All Outstanding 10.375% Senior Discount Notes due 2016
in Exchange for
New 10.375% Senior Discount Notes due 2016
which have been registered under the Securities Act of 1933, as amended of
VANGUARD HEALTH SYSTEMS, INC.

THE EXCHANGE OFFERS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON           , 2011 (THE “EXPIRATION DATE”) UNLESS EXTENDED.

The Exchange Agent is:

U.S. BANK NATIONAL ASSOCIATION

For Delivery by Registered or Overnight Courier Delivery:	By Facsimile:	By Hand Delivery:

U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.	U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept. (651) 495-8158	U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.

For Information or Confirmation by Telephone: (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges receipt of the Prospectus dated          , 2011 (the “Prospectus”) of Vanguard Health Holding Company II, LLC (“VHS Holdco II”), Vanguard Holding Company II, Inc. (the “Senior Notes Co-Issuer” and, together with VHS Holdco II, the “Senior Notes Issuers”), Vanguard Health Systems, Inc. (“Vanguard” and, collectively with the Senior Notes Issuers, the “Issuers”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Senior Notes Issuers’ offer (the “8% Senior Notes Exchange Offer”) to exchange $225,325,000 aggregate principal amount of their 8% Senior Notes due 2018, guaranteed by Vanguard, Vanguard Health Holding Company I, LLC and certain subsidiaries of VHS Holdco II (collectively, the “8% Senior Note Guarantors”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “8% Senior Exchange Notes”), for any and all of their outstanding 8% Senior Notes due 2018 that have not been registered under the Securities Act (the “Outstanding 8% Senior Notes”), guaranteed by the 8% Senior Notes Guarantors, in minimum denominations of $2,000 and integral multiples of $1,000 in the excess thereof. The Outstanding 8% Senior Notes are unconditionally guaranteed (the “Outstanding 8% Senior Notes Guarantees”) by the 8% Senior Notes Guarantors on a senior basis, and the 8% Senior Exchange Notes will be unconditionally guaranteed (the “New 8% Senior Notes Guarantees”) by the 8% Senior Notes Guarantors on a senior basis. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the 8% Senior Notes Guarantors offer to issue the New 8% Senior Notes Guarantees with respect to all 8% Senior Notes Exchange Notes issued in the 8% Senior Notes Exchange Offer in exchange for the Outstanding 8% Senior Notes Guarantees of the Outstanding 8% Senior Notes for which such 8% Senior Notes Exchange Notes are issued in the 8% Senior Notes Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires, references to the “8% Senior Notes Exchange Offer” include the 8% Senior Notes Guarantors’ offer to exchange the New 8% Senior Notes Guarantees for the Outstanding 8% Senior Notes Guarantees, references to the “8% Senior Notes Exchange Notes” include the related New 8% Senior Notes Guarantees and references to the “Outstanding 8% Senior Notes” include the related Outstanding 8% Senior Notes Guarantees. The Prospectus and this Letter of Transmittal also together describe the Senior Notes Issuers’ offer (the “7.750% Senior Notes Exchange Offer”) to exchange $350,000,000 aggregate principal amount of their 7.750% Senior Notes due 2019, guaranteed by Vanguard, Vanguard Health Holding Company I, LLC and certain subsidiaries of VHS Holdco II (collectively, the “7.750% Senior Notes Guarantors” and, collectively with the 8% Senior Notes Guarantors, the “Guarantors”), which have been registered under the Securities Act (the “7.750% Senior Exchange Notes”), for any and all of their outstanding 7.750% Senior Notes due 2019 (the “Outstanding 7.750% Senior Notes”), guaranteed by the 7.750% Senior Notes Guarantors, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Outstanding 7.750% Senior Notes are unconditionally guaranteed (the “Outstanding 7.750% Senior Notes Guarantees”) by the 7.750% Senior Notes Guarantors on a senior basis, and the 7.750% Senior Exchange Notes will be unconditionally guaranteed (the “New 7.750% Senior Notes Guarantees”) by the 7.750% Senior Notes Guarantors on a senior basis. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the 7.750% Senior Notes Guarantors offer to issue the New 7.750% Senior Notes Guarantees with respect to all 7.750% Senior Exchange Notes issued in the 7.750% Senior Exchange Offer in exchange for the Outstanding 7.750% Senior Notes Guarantees of the Outstanding 7.750% Senior Notes for which such 7.750% Senior Exchange Notes are issued in the 7.750% Exchange Offer. The Prospectus and this Letter of Transmittal also together describe Vanguard’s offer (the “Senior Discount Notes Exchange Offer” and, collectively with the 8% Senior Notes Exchange Offer and the 7.750% Senior Notes Exchange Offer, the “Exchange Offers”) to exchange $747,219,000 aggregate principal amount at maturity of its 10.375% Senior Discount Notes due 2016, which have been registered under the Securities Act (the “Senior Discount Exchange Notes” and, collectively with the 8% Senior Exchange Notes and the 7.750% Senior Exchange Notes, the “Exchange Notes”), for any and all of its outstanding 10.375% Senior Discount Notes due 2016 (the “Outstanding Senior Discount Notes” and, collectively with the Outstanding 8% Senior Notes and the Outstanding 7.750% Senior Notes, the “Outstanding Notes”), in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offers, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

IF YOU ARE A HOLDER OF THE OUTSTANDING 8% SENIOR NOTES, PLEASE COMPLETE BOX 1A. IF YOU ARE A HOLDER OF THE OUTSTANDING 7.750% SENIOR NOTES, PLEASE COMPLETE BOX 1B. IF YOU ARE A HOLDER OF THE OUTSTANDING SENIOR DISCOUNT NOTES, PLEASE COMPLETE BOX 1C. IF YOU ARE A HOLDER OF BOTH OUTSTANDING 8% SENIOR NOTES AND OUTSTANDING 7.750% SENIOR NOTES, YOU MUST COMPLETE BOTH BOXES 1A AND 1B. IF YOU ARE A HOLDER OF BOTH OUTSTANDING 8% SENIOR NOTES AND OUTSTANDING SENIOR DISCOUNT NOTES, YOU MUST COMPLETE BOTH BOXES 1A AND 1C. IF YOU ARE A HOLDER OF BOTH OUTSTANDING 7.750% SENIOR NOTES AND OUTSTANDING SENIOR DISCOUNT NOTES, YOU MUST COMPLETE BOTH BOXES 1B AND 1C. IF YOU ARE AN OWNER OF OUTSTANDING 8% SENIOR NOTES, OUTSTANDING 7.750% SENIOR NOTES AND OUTSTANDING SENIOR DISCOUNT NOTES, YOU MUST COMPLETE BOXES 1A, 1B AND 1C.

All Tendering Holders Complete the Applicable Box 1A, 1B and/or 1C

Box 1A*
DESCRIPTION OF OUTSTANDING 8% SENIOR NOTES TENDERED HEREWITH
Aggregate Principal
Name(s) and Address(es) of Registered Holder(s)	Certificate	Amount Represented	Principal Amount
(Please fill in)	Number(s)**	by Outstanding 8% Senior Notes	Tendered***

Total:

* If the space provided is inadequate, list the certificate numbers and principal amount of Outstanding 8% Senior Notes on a separate signed schedule and attach the list to this Letter of Transmittal.
** Need not be completed by book-entry holders.
*** The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding 8% Senior Notes. See instruction 2.

Box 1B*
DESCRIPTION OF OUTSTANDING 7.750% SENIOR NOTES TENDERED HEREWITH
Aggregate Principal
Amount Represented
Name(s) and Address(es) of Registered Holder(s)	Certificate	by Outstanding	Principal Amount
(Please fill in)	Number(s)**	7.750% Notes	Tendered***

Total:

  * If the space provided is inadequate, list the certificate numbers and principal amount of Outstanding 7.750% Senior Notes on a separate signed schedule and attach the list to this Letter of Transmittal.

** Need not be completed by book-entry holders.
*** The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding 7.750% Senior Notes. See instruction 2.

Box 1C*
DESCRIPTION OF OUTSTANDING SENIOR DISCOUNT NOTES TENDERED HEREWITH
Aggregate Principal
Amount at Maturity
Represented by
Name(s) and Address(es) of Registered Holder(s)	Certificate	Outstanding Senior	Principal Amount
(Please fill in)	Number(s)**	Discount Notes	Tendered***

Total:

  * If the space provided is inadequate, list the certificate numbers and principal amount of Outstanding Senior Discount Notes on a separate signed schedule and attach the list to this Letter of Transmittal.

** Need not be completed by book-entry holders.
*** The minimum permitted tender is $2,000 in principal amount at maturity. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount at maturity represented by such Outstanding Senior Discount Notes. See instruction 2.

Holders of Outstanding Notes whose Outstanding Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting any of the Exchange Offers must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of any of the Exchange Offers through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept any of the Exchange Offers by submitting a Notice of Guaranteed Delivery through ATOP.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company (“DTC”).

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer, the undersigned represents that it has not entered into any arrangement or understanding with the Issuers, the Guarantors or any of their affiliates to distribute the Exchange Notes. If the undersigned is a broker-dealer holding Outstanding Notes acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offers; however, by so acknowledging and by delivering a prospectus, the undersigned broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer participating in the Exchange Offers with respect to Outstanding Notes acquired for its own account as a result of market-making activities or other trading activities, the undersigned represents that it has not entered into any arrangement or understanding with the Issuers, the Guarantors or any affiliate of the Issuers or Guarantors to distribute the Exchange Notes. A broker-dealer may not participate in the Exchange Offers with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities (other than Outstanding Notes acquired directly from the Issuers). Any holder who is an “affiliate” of the Issuers or Guarantors or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers, or any broker-dealer who purchased Outstanding Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Issuers the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offers (including, if the Exchange Offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers, in connection with the Exchange Offers) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Outstanding Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers and (2) present and deliver such Outstanding Notes for transfer on the books of the Issuers.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding 8% Senior Notes by the Senior Notes Issuers and the issuance of 8% Senior Exchange Notes in exchange therefor shall constitute performance in full by the Senior Notes Issuers of their obligations under the Registration Rights Agreement dated July 14, 2010, among the Senior Notes Issuers, the guarantors named therein and Banc of America Securities LLC and Barclays Capital Inc. on behalf of themselves and as representatives of the initial purchasers named in Schedule I to such agreement (the “8% Senior Notes Registration Rights Agreement”), and that the Senior Notes Issuers shall have no further obligations or liabilities thereunder except as provided in Section 8 of such agreement. The undersigned further agrees that acceptance of any and all validly tendered Outstanding 7.750% Senior Notes by the Senior Notes Issuers and the issuance of 7.750% Senior Exchange Notes in exchange therefor shall constitute performance in full by the Senior Notes Issuers of their obligations under the Registration Rights Agreement dated January 26, 2011, among the Senior Notes Issuers, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc. on behalf of themselves and as representatives of the initial purchases named in Schedule I to such agreement (the “7.750% Senior Notes Registration Rights Agreement”), and that the Senior Notes Issuers shall have no further obligations or liabilities thereunder except as provided in Section 8 of such agreement. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Senior Discount Notes by Vanguard and the issuance of Senior Discount Exchange Notes in exchange therefor shall constitute performance in full by Vanguard of its obligations under the Registration Rights Agreement dated January 26, 2011, among Vanguard and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc. on behalf of themselves and as representatives of the initial purchases named in Schedule I to such agreement (collectively with the 8% Senior Notes Registration Rights Agreement and the 7.750% Senior Notes Registration Rights Agreement, the “Registration Rights Agreements”), and that Vanguard shall have no further obligations or liabilities thereunder except as provided in Section 8 of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreements. The undersigned has read and agrees to all terms of the Exchange Offers.

The Exchange Offers are subject to certain conditions as set forth in the Prospectus under the captions “The Exchange Offers — The 8% Senior Notes Exchange Offer — Certain Conditions to the 8% Senior Notes Exchange Offer”, “The Exchange Offers — The 7.750% Exchange Offer — Certain Conditions to the 7.750% Exchange Offer” and “The Exchange Offers — The Senior Discount Exchange Offer — Certain Conditions to the Senior Discount Exchange Offer”. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the applicable Exchange Offer. In addition, the Issuers may amend one or more of the Exchange Offers at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offers — The 8% Senior Notes Exchange Offer — Certain Conditions to the 8% Senior Notes Exchange Offer”, “The Exchange Offers — The 7.750% Notes Exchange Offer — Certain Conditions to the 7.750% Notes Exchange Offer” and “The Exchange Offers — The Senior Discount Notes Exchange Offer — Certain Conditions to the Senior Discount Notes Exchange Offer” occur.

The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuers’ acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offers.

By tendering the Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that (1) the Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, (2) the undersigned is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such Exchange Notes, (3) the undersigned is not an “affiliate” of the Issuers or the Guarantors within the meaning of Rule 405 under the Securities Act and (4) if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer holding Outstanding Notes acquired for its own account as a result of market-making activities or other trading activities, by tendering the Outstanding Notes and executing this Letter of Transmittal, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offers; however, by so acknowledging and by delivering a prospectus, the undersigned broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer, the undersigned represents that, by tendering the Outstanding Notes and executing this Letter of Transmittal, it has not entered into any arrangement or understanding with the Issuers, the Guarantors or any of their affiliates to distribute the Exchange Notes. If the undersigned is a broker-dealer participating in the Exchange Offers with respect to Outstanding Notes acquired for its own account as a result of market-making activities or other trading activities, the undersigned represents that, by tendering the Outstanding Notes and executing this Letter of Transmittal, it has not entered into any arrangement or understanding with the Issuers, the Guarantors or any affiliate of the Issuers to distribute the Exchange Notes. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

The Issuers have agreed that, subject to the provisions of the Registration Rights Agreements relating to the Outstanding Notes, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the date on which the registration statement of which the Prospectus is a part is declared effective by the Securities and Exchange Commission or such shorter period as will terminate on that date on which no broker-dealer is any longer required to deliver the Prospectus (or another prospectus meeting the requirements of the Securities Act) in connection with market-making or other trading activities. In that regard, each broker-dealer who acquired Outstanding Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Outstanding Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message (as defined below) in lieu thereof, agrees that, upon receipt of notice from the Issuers of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence or certain other events specified in the Registration Rights Agreements relating to the Outstanding Notes, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuers have given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Issuers give such notice to suspend the sale of the Exchange Notes, they shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Issuers have given notice that the sale of Exchange Notes may be resumed, as the case may be.

As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Outstanding Notes pursuant to the Exchange Offers must notify the Issuers, or cause the Issuers to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offers — The 8% Senior Notes Exchange Offer — Exchange Agent”, “The Exchange Offers — The 7.750% Senior Notes Exchange Offer — Exchange Agent” and “The Exchange Offers — The Senior Discount Notes Exchange Offer — Exchange Agent”.
The undersigned acknowledges that an “affiliate” of the Issuers or of the Guarantors or any holder of Outstanding Notes tendering its Outstanding Notes in the Exchange Offers with the intention to participate, or for the purpose of participating, in a distribution of the Exchange Notes or any broker-dealer that acquired the Outstanding Notes directly from the Issuers and not as a result of market-making activities or other trading activities (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Shearman & Sterling (available July  2, 1993) or similar interpretive letters and (ii) absent an exemption under the Securities Act, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes. Such broker-dealers may not use the prospectus for the Exchange Offers in connection with such resales.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.
The undersigned, by completing the box entitled “Description of Outstanding 8% Senior Notes Tendered Herewith”, “Description of Outstanding 7.750% Senior Notes Tendered Herewith” and/or “Description of Outstanding Senior Discount Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for outstanding notes hereby tendered or in whose name outstanding notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

è	ç

(Signature(s) of Holder(s))

Date

Name(s)
(Please Print)

Capacity (full title)

Address
(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED — SEE INSTRUCTION 4)

èAuthorized Signature	ç

Date

Name

Title

(Include Zip Code)

Area Code and Telephone No.

Taxpayer Identification No.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

Issue:	☐ Outstanding Notes not tendered to: ☐ Exchange Notes to:

Name(s)

Address

(Include Zip Code)

Daytime Area Code and Telephone No.

Tax Identification No.

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be sent to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:	☐ Outstanding Notes not tendered to: ☐ Exchange Notes to:

Name(s)

Address

(Include Zip Code)

Area Code and Telephone No.

Tax Identification No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

1.	Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of Outstanding Notes may tender Outstanding Notes by book-entry transfer by crediting the Outstanding Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offers. DTC participants that are accepting the Exchange Offers should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offers by submitting a Notice of Guaranteed Delivery through ATOP.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT OR HAND DELIVERY SERVICE BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OUTSTANDING NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE ISSUERS.

Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Outstanding Notes are registered, and, if applicable, the certificate numbers of the Outstanding Notes to be tendered; and (iii) all tendered Outstanding Notes (or a confirmation of any book-entry transfer of such Outstanding Notes into the Exchange Agent’s account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2.	Partial Tenders; Withdrawals.

Tenders of Outstanding Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Outstanding Notes tendered in the box entitled “Description of Outstanding 8% Senior Notes Tendered Herewith,” “Description of Outstanding 7.750% Senior Notes Tendered Herewith” and/or “Description of Outstanding Senior Discount Notes Tendered Herewith.” A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offers may be withdrawn prior to the Expiration Date.

To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Issuers notify the Exchange Agent that they have accepted the tender of Outstanding Notes pursuant to the Exchange Offers; (ii) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged; (v) specify the name in which any such Outstanding Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuers, and such determination will be final and binding on all parties.

Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption “The Exchange Offers — The 8% Senior Exchange Offer — Procedures for Tendering”, “The Exchange Offers — The 7.750% Senior Exchange Offer — Procedures for Tendering” and/or “The Exchange Offers — The Senior Discount Exchange Offer — Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

None of the Issuers, any affiliate or assigns of the Issuers, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3.  Beneficial Owner Instructions.

Only a holder of Outstanding Notes (i.e., a person in whose name Outstanding Notes are registered on the books of the registrar or, in the case of Outstanding Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept any of the Exchange Offers must arrange promptly for the appropriate holder to execute and deliver this Letter of

Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the applicable “Instructions to Registered Holder from Beneficial Owner of 8% Senior Notes due 2018”, “Instructions to Registered Holder from Beneficial Owner of 7.750% Senior Notes due 2019”, and/or “Instructions to Registered Holder from Beneficial Owner of 10.375% Senior Discount Notes due 2016” form, each of which accompany this Letter of Transmittal.

4.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of Outstanding Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuers and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Outstanding Notes and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority so to act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 4 must be guaranteed by an Eligible Guarantor Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Outstanding Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Outstanding Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

5.	Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

If no such instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6.	Transfer Taxes.

The Issuers shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to them or their order pursuant to the Exchange Offers, except in the case of deliveries of certificates for Outstanding Notes for Exchange Notes that are to be registered or issued in the name of any person other than the holder of Outstanding Notes tendered thereby. If a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Issuers or their order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

7.	Waiver of Conditions.

The Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offers set forth in the Prospectus.

8.	Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

9.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offers, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

10.	Irregularities.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by the Issuers, whose determination will be final and binding. The Issuers reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuers’ counsel, be unlawful. The Issuers also reserve the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. Neither the Issuers, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuers’ interpretation of the terms and conditions of the Exchange Offers shall be final and binding.

IMPORTANT:  This Letter of Transmittal or a facsimile or copy thereof (together with certificates of Outstanding Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides U.S. Bank National Association, as Paying Agent (the “Paying Agent”), through the Exchange Agent with either (i) such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Notes is awaiting a TIN), (B) that the holder of Outstanding Notes is not subject to backup withholding because (x) such holder of Outstanding Notes is exempt from backup withholding, (y) such holder of Outstanding Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Outstanding Notes that he or she is no longer subject to backup withholding and (C) that the holder of Outstanding Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Notes is an individual, the TIN is such holder’s social security number. If the Paying Agent is not provided with the correct TIN, the holder of Outstanding Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding (see below).

Certain holders of Outstanding Notes (including, among others, all corporations and certain foreign holders) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign holder to qualify as an exempt recipient, the holder must submit a Form W-8BEN (or other applicable Form W-8), signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN (or other applicable Form W-8) can be obtained from the Paying Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Outstanding Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Outstanding Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

The holder of Outstanding Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

Give name and
SOCIAL SECURITY
For this type of account:		number of: —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

Give name and
EMPLOYER IDENTIFICATION
For this type of account:		number of —
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation
9.	Partnership or multi-member LLC	The partnership
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your Social Security number or employer identification number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. (Both forms can be found on the web at www.irs.gov.)

Payees Exempt from Backup Withholding

If you are exempt, enter your name as described above, write “Exempt from backup withholding” in Part II of the form and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note:	If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees (section references are to the Internal Revenue Code):

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2. The United States or any of its agencies or instrumentalities;

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation;

7. A foreign central bank of issue;

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9. A futures commission merchant registered with the Commodity Futures Trading Commission;

10. A real estate investment trust;

11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

12. A common trust fund operated by a bank under section 584(a);

13. A financial institution;

14. A middleman known in the investment community as a nominee or custodian; or

15. A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT FROM BACKUP WITHHOLDING” IN PART II OF THE FORM, AND RETURN IT TO THE PAYER.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the Treasury regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the Internal Revenue Service (the “IRS”). The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. For Additional Information Contact Your Tax Consultant or the Internal Revenue Service.

PAYOR’S NAME: U.S. Bank National Association

SUBSTITUTE FORM W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW Part II — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Guidelines)	Name Social Security Number OR Employer Identification Number Awaiting TIN ☐
Department of the Treasury Internal Revenue Service

Payer’s Request for Taxpayer Identification Number (TIN)
 Part III — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

 (3) I am a U.S. person (including U.S. resident alien).

 The IRS does not require your consent to any provision of this document other than the certifications required of avoid backup withholding.

SIGNATURE:

 DATE:
 You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED “AWAITING TIN” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld and, if the Paying Agent is not provided a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

SIGNATURE:	DATE: